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                                                                  EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Webhire, Inc.'s previously filed Registration Statement on Form S-3, File Nos. 333-47314 and 333-88995, and on Form S-8, File Nos. 333-10609, 333-47233 and 333-82565.

                                                      /s/ Arthur Andersen LLP

Boston, Massachusetts
January 12, 2001